UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 13, 2002
                                                  -----------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)




United States                     333-84400                   22-2382028
-------------                     ---------                   ----------
(State or other               (Commission File             (I.R.S. employer
Jurisdiction of                    Number)                 Identification No.)
Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.


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Item 5.  Other Events

     On November 13, 2002, the Underwriting Agreement, dated as of November 5, 2002 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On November 13, 2002, the Series 2002-7 Supplement, dated as of November 13, 2002, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On November 13, 2002, the Indenture, dated as of November 13, 2002 (the "Indenture"), between Chase Credit Card Owner Trust 2002-7 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On November 13, 2002, the Trust Agreement, dated as of November 13, 2002 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On November 13, 2002, the Deposit and Administration Agreement, dated as of November 13, 2002 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.3      Underwriting Agreement, dated as of November 5,
                  2002, among Chase USA, as Transferor, JPMCB, as
                  Servicer, and JPMSI, as representative of the several Underwriters.

         4.8      Series 2002-7 Supplement, dated as of November 13,
                  2002 to the Third Amended and Restated Pooling and
                  Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

         4.9 Indenture, dated as of November 13, 2002 between the Trust and The Bank of New York, as Indenture Trustee.

         4.10 Trust Agreement, dated as of November 13, 2002 between the Depositor and Wilmington Trust Company, as Owner Trustee.

         4.11 Deposit and Administration Agreement, dated as of November 13, 2002 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.


                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHASE MANHATTAN BANK USA,
                                     NATIONAL ASSOCIATION



                                     By: /s/ Patricia Garvey
                                        -------------------------------
                                         Name:   Patricia Garvey
                                         Title:  Vice President



Date: December 9, 2002

                              INDEX TO EXHIBITS



Exhibit                                                         Sequentially
Number      Exhibit                                             Numbered Pages
-------     -------                                             --------------

1.3 Underwriting Agreement, dated November 5, 2002 among Chase USA, as Transferor, JPMCB, as
           Servicer, and JPMSI, as representative of the several Underwriters.

4.8 Series 2002-7 Supplement, dated as of November 13, 2002, to the Third Amended and Restated Pooling and Servicing Agreement, as amended by the First Amendment thereto dated as of March 31, 2001, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of November 13, 2002 between the Trust and The Bank of New York, as Indenture
           Trustee.

4.10 Trust Agreement, dated as of November 13, 2002 between the Depositor and Wilmington Trust Company, as Owner
           Trustee.

4.11 Deposit and Administration Agreement, dated as of November 13, 2002 between Chase USA, as Depositor and
           Administrator, and the Trust, as Issuer.